SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 23, 1998
                                                         -----------------

                               EASTERN ENTERPRISES
             (Exact name of registrant as specified in its charter)


Massachusetts                    1-2297                          04-1270730
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(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



                  9 Riverside Road, Weston, Massachusetts 02493
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (781) 647-2300


                                      None
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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Restated  Consolidated  Financials.  The  consolidated  financial  statements of
Eastern Enterprises ("Eastern") for its fiscal years ended December 31, 1997, 1996 and 1995 have been restated to reflect the business combination between Eastern and Essex County Gas Company ("Essex Gas") effective September 30, 1998 and accounted for under the pooling of interests method. The financial information noted above is contained in the revised management's discussion and analysis and in the financial statements and footnotes which are included as
Exhibit 99.1 and Exhibit 99.2, respectively and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits
------------------------------------------
         (a)      Financial Statements of Business Acquired.  Not applicable.
         (b)      Pro Forma Financial Information.  Not applicable.
         (c)      Exhibits.

                  Exhibit 27.1 - Restated Financial Data Schedule - For the twelve months ended December 31, 1997.

                  Exhibit 27.2 - Restated Financial Data Schedule - For the twelve months ended December 31, 1996.

                  Exhibit 27.3 - Restated Financial Data Schedule - For the twelve months ended December 31, 1995.

                  Exhibit 27.4 - Restated Financial Data Schedule - For the three months ended March 31, 1997.

                  Exhibit 27.5 - Restated Financial Data Schedule - For the six months ended June 30, 1997.

                  Exhibit 27.6 - Restated Financial Data Schedule - For the nine months ended September 30, 1997.

                  Exhibit 27.7 - Restated Financial Data Schedule - For the three months ended March 31, 1996.

                  Exhibit 27.8 - Restated Financial Data Schedule - For the six months ended June 30, 1996.

                  Exhibit 27.9 - Restated Financial Data Schedule - For the nine months ended September 30, 1996.

                  Exhibit 99.1 - The revised Management's Discussion and Analysis of Financial Condition and Results of Operations of Eastern Enterprises for its fiscal years ended December 31, 1997, 1996 and 1995.

                  Exhibit 99.2 - The audited restated consolidated financial statements of Eastern Enterprises for its fiscal years ended December 31, 1997, 1996 and 1995.

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





                                                     SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          EASTERN ENTERPRISES


Date:  November 23, 1998                  By: /s/ JAMES J. HARPER
                                                  --------------------
                                                  James J. Harper
                                                  Vice President and Controller
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